                      Securities and Exchange Commission

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report


                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Data of earliest event reported)

                                  May 1, 2001

                       FIRST SIERRA RECEIVABLES IV, INC.
                       ---------------------------------
            (exact name of Registrant as specified in its charter)

            Delaware                  333-12199-01            76-0589331
-------------------------------       ------------            ----------
(State or Other Jurisdiction of       (Commission File        (IRS Employer
     Incorporation)                             Number)       Identification No.

Suite 7050
600 Travis Street
Houston, TX                                                   77002
-----------                                                   -----
(Address of Principal Executive)                              (Zip Code)


      Registrant's telephone number, including area code:    713-221-8822

Item 1.        Business

The Registrant is a wholly-owned subsidiary of First Sierra Financial, Inc. formed solely for the purpose of acquiring from First Sierra Financial, Inc. certain leases ( the "Leases") and interests in equipment underlying the leases ( together the "Receivables") and securitizing the Receivables through the issuance of Certificates. As a bankruptcy remote entity, the Registrant's operations are restricted so that (a) it does not engage in business with, or incur liabilities to, any other entity which may bring bankruptcy proceedings against the Registrant and 9b) the risk is diminished that it will be consolidated into the bankruptcy proceedings of any other entity. The Registrant has no other assets except the Receivables and proceeds thereof.

Item 2.        Acquisition or Disposition of Assets

          None

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

(a)       Not Applicable

(b)       Not Applicable

(c)       Exhibits

          1.1 Servicing Reports for the collection periods ending in May 1, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             First Sierra Receivables IV, Inc.


                                             By: /s/ E. R. Gebhart
                                                 -----------------
                                             Name:   E. R. Gebhart
                                             Title:  Vice President

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